SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 18, 1998
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                   CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                        0-19363                       13-3221852
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(State or Other                   (Commission                   (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)


110 East 59th Street, New York, New York                            10022
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, including area code (212)906-8480
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.     Other Events.

     On March 18, 1998, Cellular Communications International, Inc. (the "Company"), announced that its previously announced offer to purchase all of its outstanding 13-1/4% Senior Discount Notes due 2000 expired on March 18, 1998 at 3:00 a.m. and that the Company accepted for payment $232,469,000 (82.58%) aggregate principal amount at maturity of Senior Notes.

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.

            Exhibits

            99    Press Release issued March 18, 1998.


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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
                                             (Registrant)



                               By:  \s\  Richard J. Lubasch
                               -----------------------------------------
                               Name:   Richard  J. Lubasch
                               Title:  Senior Vice President, Treasurer,
                                       Secretary and General Counsel

Dated: March 19, 1998

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                                  EXHIBIT INDEX
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Exhibit                                                                 Page


99          Press Release issued on March 18, 1998.